EXHIBIT 10.4

COMPLIANCE AGREEMENT

THIS COMPLIANCE AGREEMENT (the “Agreement”) is made as of the 11th day of February, 2010, by INLAND DIVERSIFIED MERRIMACK VILLAGE, L.L.C., a Delaware limited liability company, its successors and assigns (the “Borrower”) and INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation, its successors and assigns (the “Guarantor”) in favor of DELTA COMMUNITY CREDIT UNION (the “Lender”), with an address at c/o Situs Asset Management, 4665 Southwest Freeway, Houston, Texas 77027, Attention: Director, Situs Asset Management.

The Lender and the Borrower have entered into a Term Loan Promissory Note dated as of even date herewith pursuant to which the Lender has agreed to loan to the Borrower an amount of Five Million Four Hundred Forty-Five Thousand Dollars ($5,445,000) (the "Loan") for the purposes described in the Loan documents.

The undersigned Borrower and Guarantor for and in consideration of the above-referenced Loan, agree, if requested by Lender or counsel for Lender, to fully cooperate and adjust for clerical errors found in or on any closing documentation prepared and executed in connection with the Loan if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to, inter alia, sell, convey, seek, guaranty or market the Loan to any entity, including, but not limited to, an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Housing Authority or the Veterans Administration.

The undersigned further certify that they have reviewed and executed the Borrower Closing Statement (“Settlement Statement”) for the Loan. The undersigned believe that the amounts itemized on the Settlement Statement are true and correct; however, in the event that an error has been made in compilation or statement of any such amounts, it is hereby agreed and warranted that, upon presentation of appropriate supporting documentation to evidence such error, the parties shall immediately execute any corrected or revised settlement statement and related settlement documents to accurately state the itemized settlement amounts, and the appropriate party shall make such supplemental payment(s), remittances or other payment adjustments as may be necessary to correspond with the corrected or revised settlement statement.  The provisions of this Agreement shall survive the closing of the Loan.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, under seal, as of the date first above written.

WITNESS/ATTEST:

BORROWER:

INLAND DIVERSIFIED MERRIMACK VILLAGE, L.L.C., a Delaware limited liability company

By: Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

/s/ Judy L. Millette

By:/s/ Barry L. Lazarus       (SEAL)

            Name: Barry L. Lazarus

            President

WITNESS/ATTEST:

GUARANTOR:

INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation

/s/ Judy L. Millette

By:/s/ Barry L. Lazarus                                              (SEAL)

            Name: Barry L. Lazarus

            President